EXHIBIT 10.1

                                PAYOFF AGREEMENT

This PAYOFF AGREEMENT (the "Agreement") dated June 2, 2008, is made among YA Global Investors, L.P. (f/k/a Cornell Capital Partners, L.P.) ("YA Global"), Trey Resources, Inc. ("Trey"), THI, Inc. ("THI"), and Voyager Petroleum, Inc. (the "Company").

      WHEREAS, the Company originally issued those certain 5% Secured Convertible Debentures set forth on Schedule I attached hereto (collectively, the "Debentures") pursuant to a Securities Purchase Agreement, as amended, dated as of May 14, 2004 (the "Securities Purchase Agreement");

      WHEREAS, the Company's obligations under the Debentures were secured by
(a) the Security Agreement, dated May 14, 2004, between the Company and YA Global ("Security Agreement #1") and the UCC-1s filed on July 20, 2004 in Nevada (with file number 2004022756-7), as amended and on July 23, 2004 in Illinois (with file number 8921687), filed thereunder, and (b) the Security Agreement dated May 14, 2004, between the YA Global and Silicon Film Technologies, Inc. ("Security Agreement #2" together with Security Agreement #1, the "Security Agreement") and the UCC-1 filed on July 23, 2004 in Illinois (with file number 8923205) filed thereunder.

      WHEREAS, pursuant to the Purchase and Assignment Agreement dated May 15, 2007, YA Global and Trey sold and assigned their interests in (a) the Securities Purchase Agreement, (b) the Debentures (c) the Investor Registration Rights Agreement, dated May 14, 2004, between the Company and YA Global (the "Registration Rights Agreement"), (c) the Security Agreement, (e) all related documents under which YA Global and Trey has rights or interests in the Debentures, and (f) all amendments to the documents referred to in (a) through
(e) in this paragraph (collectively, the "Transaction Documents") to THI in exchange for promissory notes from THI to YA Global and Trey, dated May 15, 2007 (the "THI Notes"), which were secured by a collateral assignment of the Transaction Documents from THI to YA Global and Trey (the "Collateral Assignment").

      WHEREAS, the Company, THI, YA Global and Trey hereby agree that as of May 31, 2008, the outstanding principal balance, and interest accrued thereon, of the THI Notes is equal to $181,231.79 ("Balance").

      WHEREAS, THI desires to repay the THI Notes and the Company desires to repay the Balance and all parties agree to compromise and settle all outstanding obligations under the THI Notes, the Collateral Assignment and the Transaction Documents in accordance with the terms herein.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. CONTRIBUTION BY THE COMPANY. The Company shall wire to Sichenzia Ross Friedman Ference LLP, as escrow agent (the "Escrow Agent") pursuant to the wire instructions included in the Escrow Agreement dated on even date herewith, the sum of $89,231.79 as part of the Balance. In addition, the Company shall issue an aggregate amount of 4,000,000 shares of common stock of the Company, in the names and in the amounts as set forth on Exhibit B annexed hereto pursuant to the terms of a Notice of Conversion dated June 2, 2008. The delivery of said shares shall be made within two business days after the date of this Agreement.

2. CONTRIBUTION BY THI. THI shall wire to the Escrow Agent pursuant to the wire instructions included in the Escrow Agreement dated on even date herewith, the sum of $92,000 as part of the Balance.

3. REPAYMENT OF INDEBTEDNESS. The closing date shall be on June 3, 2008 or as soon as practicable thereafter (the "Closing Date"). On the Closing Date, the Company and THI shall direct the Escrow Agent (a) to wire to YA Global the sum of $147,857 (if received after June 2, 2008, then $20 per day interest per diem shall be assessed for each day thereafter and paid by the Company) and (b) to wire to Trey the sum of $33,374.79 (if received after June 2, 2008, then $3.98per day interest per diem shall be assessed for each day thereafter and paid by the Company) in each case in full satisfaction and repayment of all obligations owed to YA Global and Trey under the THI Notes and Collateral Assignment as well as all obligations owed to THI, Inc., YA Global and Trey Resources by the Company under the Transaction Documents and the Collateral Assignment. All such monetary payments shall be made by wire transfer pursuant to the wire instructions attached hereto as Exhibit A. The parties further agree that THI, YA Global, and Trey shall accept the monetary and non-monetary payoff amounts set forth herein at any time between the Closing Date and June 5, 2008, unless extended by mutual agreement of all of the parties.

4. DISCHARGE. The parties hereby (i) acknowledge and agree that payment of the amounts set forth in paragraph 3 above will constitute payment in full of all of the obligations of each party under the Transaction Documents, the THI Notes and the Collateral Assignment, (ii) release, effective upon the receipt of the payment of the amounts set forth in paragraph 3 above, all security interests and liens which the Company has granted pursuant to the Transaction Documents, including Security Agreements and the UCC's filed thereunder pursuant to the Transaction Documents.

5. UCC TERMINATIONS. THI, YA Global, and Trey, upon receipt of the payment of the amounts set forth in paragraph 3 above, hereby authorize the Company to file a UCC-3 termination statement effecting the releases, discharges and terminations of the UCC filings set forth in paragraph 1 above.

6. PRIOR AGREEMENTS. This Payoff Agreement supersedes any previous written or oral agreements between the parties and to the extent that any terms herein change or contradict the terms of the THI Notes, the Collateral Assignment, and the Transaction Documents which includes the Debentures or any oral discussions or agreements, the terms herein control.

7. ACTIONS NECESSARY TO COMPLETE TRANSACTION. Each party hereby agrees to execute and deliver all such other documents or instruments and to take any action as may be reasonably required in order to effectuate the transactions contemplated by this Payoff Agreement.

8. EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

9. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE NEW YORK COUNTY, IN THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10. AMENDMENTS. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

11. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                                             YA GLOBAL INVESTMENTS, L.P.
                                             By: Yorkville Advisors, LLC
                                             Its: Investment Manager

                                             By: /s/ Mark Angelo
                                                 -------------------------------
                                                 Name: Mark Angelo
                                                 Title: Portfolio Manager


                                             TREY RESOURCES, INC.

                                             By: /s/ Mark Meller
                                                 -------------------------------
                                                 Name: Mark Meller
                                                 Title: CEO


                                             THI, INC.

                                             By: /s/ Andrew I. Telsey
                                                 -------------------------------
                                                 Name: Andrew I. Telsey
                                                 Title: President


                                             VOYAGER PETROLEUM, INC.

                                             By: /s/ Sebastien C. DuFort
                                                 -------------------------------
                                                 Name: Sebastien C. DuFort
                                                 Title: CEO

                                    EXHIBIT A
                                    ---------

                       WIRING INSTRUCTIONS AND NET PAYOUTS
                       -----------------------------------


1. Wire Instructions For YA Global Investments, L.P.

Total: $147,857 (plus any per diem)

RECEIVING BANK:
Bank Name:       Wachovia Bank, N.A.
                 ----------------------------------------
Address:         101 Hudson Street, Jersey City, NJ
                 ----------------------------------------
Routing Number:  031 201 467
                 ----------------------------------------

BENEFICIARY INFO:
Name of Account: YA Global Investments, L.P.
                 ----------------------------------------
Account Number:  2000018639380
                 ----------------------------------------

2. Wire Instructions For Trey Resources, Inc.

Total:  $33,374.79 (plus any per diem)

RECEIVING BANK:
Bank Name:       Fleet Bank (BofA)
                 ----------------------------------------
Address:
                 ----------------------------------------
Routing Number:  026 009 593
                 ----------------------------------------

BENEFICIARY INFO:
Name of Account: Trey Resources, Inc.
                 ----------------------------------------
Account Number:  009421262704
                 ----------------------------------------

                                    EXHIBIT B

                                 SHARE ISSUANCE

                   SHARES TO BE ISSUED PURSUANT TO THI, INC.'S
                     NOTICE OF CONVERSION DATED MAY 30, 2008


3,100,000 SHARES TO BE ISSUED TO:            RENEE HOLDINGS CORP.
                                             2162 Acorn Ct
                                             Wheaton, IL   60187


900,000 SHARES TO BE ISSUED TO:              THI, Inc.
                                             12835 E. Arapahoe Road
                                             Tower One, Penthouse #803
                                             Englewood, CO  80112

                                   SCHEDULE I
                                   ----------

         DEBENTURES AS OF 6/2/08 PRIOR TO CONVERSION IN PAYOFF AGREEMENT
         ---------------------------------------------------------------

                    INITIAL     OUTSTANDING       OUTSTANDING
                                 PRINCIPAL         INTEREST
CORNELL            PRINCIPAL      6/2/08            6/2/08             TOTALS
                   ---------      ------            ------             ------
   #6-3/8/05       $150,000           $0.00        $9,682.76        $9,682.76
   #7-3/8/05     $50,000.00           $0.00        $4,858.50        $4,858.50
   #5-3/8/05     $62,500.00           $0.00        $6,909.25        $6,909.25
   #4-3/8/05     $62,500.00           $0.00        $7,194.47        $7,194.47
   #8-3/8/05     $17,386.98           $0.00        $2,031.66        $2,031.66
  #9-5/25/05    $350,000.00           $0.00       $41,044.48       $41,044.48
#10-10/11/05    $100,000.00       $5,556.22       $12,587.59       $18,143.81
      TOTALS    $792,386.98       $5,556.22       $84,308.69       $89,864.91

                    INITIAL     OUTSTANDING       OUTSTANDING
                                 PRINCIPAL         INTEREST
TREY               PRINCIPAL      6/2/08            6/2/08             TOTALS
                   ---------      ------            ------             ------
   #3-3/8/05    $150,000.00           $0.00       $10,661.96       $10,661.96
   #4-3/8/05     $50,000.00           $0.00        $5,211.14        $5,211.14
   #2-3/8/05     $62,500.00           $0.00        $7,420.63        $7,420.63
   #1-3/8/05     $62,500.00       $6,757.35        $8,685.23       $15,442.58
   #5-3/8/05      $3,695.21       $3,695.21          $597.31        $4,292.52
      TOTALS    $328,695.21      $10,452.56       $32,576.26       $43,028.82